SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                          VALLEY FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                          VALLEY FINANCIAL CORPORATION

                              36 CHURCH AVENUE, SW
                             ROANOKE, VIRGINIA 24011

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Valley Financial Corporation (the "Annual Meeting") will be held at the Mill Mountain Theatre, One Market Square, Roanoke, Virginia 24011 on Thursday, April 27, 2000 at 5:30 p.m. local time, for the following purposes:

         1. To elect four Class C directors to serve until the 2003 Annual Meeting of Shareholders, or in the case of each director, until his or her successor is duly elected and qualifies.

         2. To transact such other business as may properly come before the Annual Meeting.

         THERE WILL BE A RECEPTION FOR SHAREHOLDERS IMMEDIATELY FOLLOWING THE ANNUAL MEETING. AFTER THE RECEPTION, SHAREHOLDERS ARE INVITED TO ATTEND A 7:30 P.M. COMPLIMENTARY PERFORMANCE OF MILL MOUNTAIN THREATRE'S PRODUCTION OF THE MYSTERY OF IRMA VEP, A HILARIOUS SPOOF OF VICTORIAN MELODRAMA AND GOTHIC HORROR MOVIES. VALLEY BANK RECENTLY BECAME A PRIMARY CORPORATE SPONSOR OF MILL MOUNTAIN THEATRE, THE VALLEY'S PREMIERE PRODUCTION COMPANY. PLEASE INDICATE IN THE BOX PROVIDED ON THE PROXY CARD HOW MANY TICKETS YOU WILL NEED FOR THE PLAY.

         Only shareholders of record at the close of business on February 25, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding matters proposed to be acted upon at the Annual Meeting.

         To assure that your shares are represented at the Annual Meeting, please complete, sign, date and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable by you at any time prior to its exercise.

                                        By Order of the Board of Directors

                                        /s/ Ellis L. Gutshall
                                        ---------------------

                                           Ellis L. Gutshall
                                           President and Chief Executive Officer
March 22, 2000

                          VALLEY FINANCIAL CORPORATION

                              36 CHURCH AVENUE, SW
                             ROANOKE, VIRGINIA 24011

                                 PROXY STATEMENT

                   FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS

         The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of Valley Financial Corporation (the "Company") to be used at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 5:30 p.m. local time, at the Mill Mountain Theatre, One Market Square, Roanoke, Virginia 24011 on Thursday, April 27, 2000 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is March 22, 2000.

         The cost of solicitation of proxies will be borne by the Company. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Company stock held in their names. Solicitations will be made only by use of the mails, except that if necessary, officers, directors and employees of the Company may without additional compensation solicit proxies by telephone or personal contact.

         All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by providing written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Any such written notice of revocation should be sent to the Corporate Secretary of the Company, P.O. Box 2740, Roanoke, Virginia 24001.

         An Annual Report to Shareholders including the summary consolidated financial statements for the year ended December 31, 1999 is being mailed to you concurrently with this Proxy Statement, but is not and should not be considered proxy solicitation material.


                                VOTING PROCEDURES

         As of February 25, 2000 the Company had outstanding 1,013,207 shares of its common stock, no par value (the "Common Stock"), each of which is entitled to one vote at the Annual Meeting or any adjournment thereof. A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. Broker nonvotes (in which brokers fail to vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the meeting, and will not be included in determining whether a quorum is present.

         ELECTION OF DIRECTORS. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee"s achievement of a plurality. Shares represented by proxy as to which the shareholder properly withheld authority to vote for a nominee will not be counted toward that nominee"s achievement of a plurality.

         OTHER MATTERS. The affirmative vote of a majority of the shares represented at the Annual Meeting is required for a matter to be deemed approved by the shareholders. Shares represented by proxy as to which the shareholder abstained from voting are considered present at the meeting for the proposal but, because they are not affirmative votes for the proposal, they have the same effect as votes cast against the proposal. Broker nonvotes are not considered present at the Annual Meeting and are not counted with regard to the proposal.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as to persons believed by management of the Company to be beneficial owners of more than 5% of the outstanding Common Stock. Other than as disclosed below, the Company is not aware of any person or group, as those terms are defined in the Securities Exchange Act of 1934, who beneficially owned more than 5% of the outstanding Common Stock as of February 25, 2000.


                         NAME AND ADDRESS     NUMBER OF
         TITLE OF CLASS  OF BENEFICIAL OWNER  SHARES OWNED  PERCENT OF CLASS
         --------------  -------------------  ------------  ----------------

         Common Stock    George W. Logan          94,500         9.33%
                         P.O. Box 1190
                         Salem, VA 24153


                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation divide the Board of Directors into three classes (A, B and C) as nearly equal in number as possible, with the terms of office of each class ending in successive years. The current term of office of the Class C directors expires at this 2000 Annual Meeting. The terms of office of the Class A and Class B directors will expire in 2001 and 2002, respectively.

         It is the intent of the named proxies, unless otherwise directed, to vote in favor of the election of each of the four nominees for Class C director whose names appear below. Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.


                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting, and for the directors who will continue in office after the Annual Meeting. All of the nominees for re-election as directors currently serve as directors of the Company and of Valley Bank (the "Bank"), the Company"s wholly-owned subsidiary. Maury L. Strauss, a Class C director since 1994, is not standing for re-election under the provisions of the Company's bylaws dealing with age limitation for directors.

                                                                                         SHARES OF COMMON STOCK
                                                                                         BENEFICIALLY OWNED AS OF
                                                                                         FEBRUARY 25, 2000 (12)

NAME, AGE AND YEAR                                                                               SHARES       PERCENT
FIRST BECAME DIRECTOR                                 PRINCIPAL OCCUPATION                        OWNED     OF CLASS
---------------------------------------- ----------------------------------------------- --------------- -------------

                                                     NOMINEES FOR DIRECTOR

                                                            CLASS C
                                              (SERVING UNTIL 2003 ANNUAL MEETING)

Ellis L. Gutshall*                       President and Chief Executive Officer of the        41,286 (1)         3.94%
Age 49                                   Company since 1996; prior thereto, Senior
Director since 6/96                      Vice President and Chief Lending Officer,
                                         Roanoke, VA

Mason Haynesworth                        Retired; former Director of Specialized                 525(2)         0.05%
Age 59                                   Audits, Norfolk Southern Corporation (rail
Director since 6/97                      transportation company), Roanoke, VA

A. Wayne Lewis*                          Executive Vice President, Chief Operating           45,066 (3)         4.31%
Age 56                                   Officer, Chief Financial Officer and
Director since 3/94                      Corporate Secretary of the Company since
                                         1996; prior thereto, Senior Vice President,
                                         Roanoke, VA

George W. Logan*(4)                      Chairman of the Board of Directors of                   94,500         9.33%
Age 55                                   the Company; Chairman, Alliance Industrial
Director since 3/94                      Center (developer of commercial distribution
                                         warehouses), Roanoke, VA


                                              DIRECTORS CONTINUING IN OFFICE

                                                          CLASS A
                                            (SERVING UNTIL 2001 ANNUAL MEETING)

Eddie F. Hearp                           President, National Financial Services, Inc.        26,754 (5)         2.64%
Age 56                                   (personal and business insurance, retirement
Director since 3/94                      benefit planning), Roanoke, VA

Anna L. Lawson                           Anthropologist, Daleville, VA                       34,125 (6)         3.37%
Age 56
Director since 3/94

John W. Starr, M.D.                      Cardiologist, Consultants in Cardiology,            26,250 (7)         2.59%
Age 53                                   P.C., Roanoke, VA
Director since 3/94

Michael E. Warner                        Private Investor, Roanoke, VA                       23,205 (8)         2.29%
Age 64
Director since 3/94

                                                                                         SHARES OF COMMON STOCK
                                                                                         BENEFICIALLY OWNED AS OF
                                                                                         FEBRUARY 25, 2000 (12)

NAME, AGE AND YEAR                                                                               SHARES       PERCENT
FIRST BECAME DIRECTOR                                 PRINCIPAL OCCUPATION                        OWNED     OF CLASS
---------------------------------------- ----------------------------------------------- --------------- -------------

                                                         CLASS B
                                           (SERVING UNTIL 2002 ANNUAL MEETING)

Abney S. Boxley, III (9)                 President and Chief Executive Officer, W.W.             21,000         2.07%
Age 42                                   Boxley Co., Inc. (construction materials
Director since 3/94                      supplier), Roanoke, VA

William D. Elliot*                       Chairman and President, AEW, Inc.                  47,250 (10)         4.66%
Age 54                                   (specialists in construction and maintenance
Director since 3/94                      of overhead electric power lines, industrial
                                         electric wiring and industrial process
                                         controls), Roanoke, VA

Barbara B. Lemon                         Civic Leader, Roanoke, VA                               21,000         2.07%
Age 63
Director since 3/94

Ward W. Stevens, M.D.*                   Retired neurosurgeon since 1997; prior                  28,875         2.85%
Age 64                                   thereto, neurosurgeon, Neurosurgical
Director since 3/94                      Associates of Roanoke, Inc., Roanoke, VA


                                                     EXECUTIVE OFFICERS

J. Randy Woodson                         Senior Vice President and Chief Lending              4,432(11)         0.44%
Age 38                                   Officer of Valley Bank since 2000; prior
                                         thereto, Senior Vice President since 1998;
                                         prior thereto, Senior Vice President, Crestar
                                         Bank, Roanoke, VA

13 Directors and Executive                                                                      414,268        38.22%
Officers as a group

*    Member of the Executive Committee

(1) Includes 210 shares held by Mr. Gutshall as custodian for his children and 34,566 shares Mr. Gutshall has the right to acquire within 60 days through the exercise of stock options.

(2)  Includes 525 shares held jointly by Mr. Haynesworth with his spouse.

(3) Includes 33,516 shares Mr. Lewis has the right to acquire within 60 days through the exercise of stock options.

(4)  Mr. Logan is also a director of Roanoke Electric Steel Corporation.

(5)  Includes 262 shares held by Mr. Hearp"s spouse.

(6) Includes 1,050 shares held by Mrs. Lawson's spouse, 2,100 shares held by her son and 2,100 shares held by Mrs. Lawson as custodian for her nephew. Mrs. Lawson disclaims beneficial ownership of these shares.

(7) Includes 1,050 shares held by Dr. Starr's spouse, 21,000 shares owned beneficially by Dr. Starr through the Consultants in Cardiology, P.C. Profit Sharing Plan and 420 shares held by Dr. Starr as custodian for his children.

(8)  Includes 21,000 shares held jointly by Mr. Warner with his spouse.

(9)  Mr. Boxley is also a director of Roanoke Gas Company.

(10) Includes 15,750 shares held by AEW, Inc., of which Mr. Elliot is Chairman and President.

(11) Includes 2,730 shares Mr. Woodson has the right to acquire within 60 days through the exercise of stock options.

(12) Computed in accordance with SEC Rule 13d-3 to reflect stock options exercisable within 60 days.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR CLASS C LISTED ABOVE.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Anna L. Lawson, a Class A Director, is the sister of George W. Logan, a Class C Director and Chairman of the Board of Directors. Other than the foregoing, there are no family relationships among the Directors and Executive Officers of the Company.

         The Bank has had and expects to have loan transactions with certain of the directors and officers and their affiliates. Management of the Bank is of the opinion that such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectibility or present other unfavorable features.


                        BOARD OF DIRECTORS AND COMMITTEES

         The Boards of the Company and the Bank are identical in membership. The Boards have standing audit, nominating and compensation committees (or committees performing similar functions) as listed below.

AUDIT COMMITTEE

         The Audit Committee consists of directors Haynesworth (Chairman), Hearp, Lemon and Starr. The Committee meets periodically with the independent auditors, internal auditors, bank regulators and certain appropriate officers of the Company. The basic functions of this committee include reviewing annual and interim reports of the internal and the independent auditors, reviewing the Company"s system of internal controls and recommending the selection of independent auditors. The Audit Committee met twice in 1999.

HUMAN RESOURCES COMMITTEE

         The Human Resources Committee consists of directors Boxley (Chairman), Elliot, Lawson, Lemon and Logan. The Committee oversees the Company"s compensation and benefits practices, recommends to the full Board the compensation arrangements for the Chief Executive Officer and the Chief Operating Officer, administers any executive compensation plans (including the present Incentive Stock Plan), reviews management succession plans and recommends to the full Board candidates for election as directors. The Committee met four times in 1999.

         The Committee will consider suggestions from all sources, including shareholders, regarding possible candidates for nomination and election to the Board. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, financially capable of making a meaningful investment in the Company"s stock, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest a candidate for consideration at the 2001 Annual Meeting of Shareholders should forward not later than December 15, 2000 the candidate"s name and a description of the candidate"s background and qualifications to the Corporate Secretary of the Company, who also serves as Secretary to the Human Resources Committee.

COMPENSATION OF DIRECTORS

         Directors of the Company did not receive any retainers for their services as directors in 1999, but were paid a fee of $100 for each Board meeting attended and $50 for meetings of Board committees attended. Committee fees are reduced by 50% if a meeting is held immediately before or after a meeting of the Board or another committee. Directors who are also active Officers of the Company are not eligible to receive director fees.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

         The Board of the Company met four times in 1999 and the Board of the Bank met fourteen times during the same period. All incumbent Board members except for directors Logan and Warner attended at least 75% of the total meetings of the Boards of the Company and the Bank, and all committees thereof on which he or she sat.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of beneficial ownership reporting Forms 3, 4 and 5 furnished to the Company under Rule 16a-3(e) of the Securities and Exchange Commission (the "Commission"), the Company believes that all reports of initial and subsequent changes in beneficial ownership of the Company"s securities as required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were filed with the Commission on a timely basis during the most recent fiscal year or prior fiscal years by all persons who were directors or officers of the Company at any time during such fiscal years.

                             EXECUTIVE COMPENSATION

         The following table shows the cash compensation paid by the Company to its executive officers for the three years ended December 31, 1999.


                           SUMMARY COMPENSATION TABLE

                                                                                             SECURITIES
                                                                                             UNDERLYING
NAME AND PRINCIPAL POSITION                          YEAR      SALARY $      BONUS $          OPTIONS       OTHER $ (1)
---------------------------                          ----      --------      -------          -------       --------
Ellis L. Gutshall                                    1999           145,400       54,000            11,697          4,899
President and Chief Executive Officer
                                                     1998           124,373       30,000            10,122          1,009

                                                     1997           117,879       19,500            10,122              0


A. Wayne Lewis                                       1999           120,150       36,000             1,575          5,443
Executive Vice President and
Chief Operating Officer                              1998           108,150       20,000            10,122          1,638

                                                     1997           102,248       12,500            20,244              0


J. Randy Woodson                                     1999            94,125       17,000             3,938          4,252
Senior Vice President and
Chief Lending Officer - Valley Bank                  1998            80,480       10,000             5,250          1,265
                                                     1997                 0            0                 0              0


(1) Includes 401(k) employer matching contributions.

INCENTIVE STOCK PLAN

         The Incentive Stock Plan (the "Plan") was effective January 19, 1995 and is applicable to not more than 103,950 shares of the Company"s Common Stock. The Plan is administered by the Human Resources Committee (the "Committee") of the Board, which has the authority to grant to officers and employees of the Company and the Bank stock options, stock appreciation rights and outright grants of stock. Option prices are determined by the Committee, but cannot be less than fair market value of the Company"s Common Stock at the time the option is granted. The exercise period of each option is determined by the Committee at the date of grant but cannot be more than ten years. Non-employee directors of the Company are not eligible for awards under the Plan.

         The following table shows stock options granted to the named executive officers under the Plan.

                                         STOCK OPTION GRANTS IN LAST FISCAL YEAR
                                         ---------------------------------------

                                                    PERCENT OF TOTAL
                                NUMBER OF          OPTIONS GRANTED TO
                          SECURITIES UNDERLYING     EMPLOYEES DURING         EXERCISE OR BASE
           NAME              OPTIONS GRANTED           FISCAL YEAR             PRICE ($/SH)         EXPIRATION DATE
   ---------------------- ----------------------- ---------------------- ------------------------- -------------------
   Ellis L. Gutshall              1,575                   4.96                    16.63                 12/16/09
   A. Wayne Lewis                 1,575                   4.96                    16.63                 12/16/09
   J. Randy Woodson               3,150                   9.92                    15.20                 01/21/09
                                    788                   2.48                    16.63                 12/16/09

         The following table shows stock options exercised during the last fiscal year (if any) and granted but unexercised stock options under the Plan for the named executive officers at December 31, 1999.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                      Number of Securities    Value of Unexercised
                                                                     Underlying Unexercised   In-the-Money Options
                                                                     Options at 12/31/99 (#)     at 12/31/99 ($)


                             Shares Acquired                              Exercisable/            Exercisable/
           Name              on Exercise (#)    Value Realized ($)        Unexercisable           Unexercisable
           ----              ---------------    ------------------        -------------           -------------
Ellis L. Gutshall                   0                   0                     4,200                  44,100
                                                                              2,625                  16,341

A. Wayne Lewis                      0                   0                     3,150                  36,816
                                                                              3,675                  29,859

J. Randy Woodson                    0                   0                     2,730                  18,341
                                                                              6,458                  37,731

INDIVIDUAL STOCK OPTION AGREEMENTS

         In addition to the Incentive Stock Plan described above, the Company has entered into agreements with Messrs. Gutshall and Lewis whereby those executive officers have received nontransferable options to purchase at $9.50 per share for each of three years shares of Company Common Stock in an amount up to one percent of the total shares sold in the Company"s initial public offering, subject to the Bank meeting certain performance criteria as to profitability, size and loan quality for that year. With respect to Mr. Lewis, the performance criteria relate to the Bank"s first through third years of operation since its opening on May 15, 1995 and, with respect to Mr. Gutshall, the Bank"s second through fourth years of operation. The Company"s individual stock option agreement with Mr. Lewis is contained in his employment agreement dated April 8, 1994 which was intended to induce him to become an organizer of the Bank (see "Employment Contracts and Termination of Employment and Change-in-Control Agreements"). The Company entered into a Stock Option Agreement dated December 19, 1996 with Mr. Gutshall (the "Option Agreement"), which was intended to compensate him in part for his assumption on June 20, 1996 of the position of President and Chief Executive Officer of the Company and the Bank.

         The Company sold 1,012,242 shares of Common Stock in its initial public offering (total shares and option prices adjusted to reflect the recent 1.05-for-1 stock split), so if the Bank met the applicable specified performance criteria for its first four years of operation, each officer would have three exercisable stock purchase options of 10,122 shares each or an aggregate of 30,366 shares per officer. The options are cumulative and exercisable in whole or in part only if the performance criteria are met, or if the Board determines that the performance criteria have been substantially met. Each option has a term of ten years from the date of vesting unless the officer"s employment is terminated prior to the expiration of the ten-year period. As of December 31, 1999 all performance criteria had been met and all options had vested.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

         On April 8, 1994 the Company entered into an employment agreement (the "Employment Agreement") with Mr. Lewis. The Employment Agreement has an initial term of three years from the first day of the month following the Company"s breaking escrow on its initial public offering (February 1, 1995), with an automatic extension each year of one additional year unless either party gives notice at least 120 days prior to the date of extension that the Employment Agreement shall not be extended. The Agreement provides for a certain minimum salary level that may be increased (but not decreased) by the Board pursuant to an annual evaluation, as well as group benefits to the extent provided to other executives, the establishment of a life insurance policy financing facility and the stock option arrangement described above.

         The Employment Agreement also contains change-in-control provisions entitling Mr. Lewis to certain benefits in the event his employment is terminated within three years of a change in control of the Company for reason other than death, retirement, disability, cause, voluntary resignation other than for good reason, or pursuant to notice of termination given prior to the change in control (except notice of termination given after any regulatory filing has been made in contemplation of a change in control). If a change in control followed by such termination occurs, the executive will receive a lump-sum payment equal to 2.99 times average compensation (determined as set forth in the Agreement), provided that if the payment is or will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any similar tax (the "Excise Tax"), the amount of such payment will be reduced by the amount necessary to avoid the Excise Tax.

         As an inducement in part to become the Chief Lending Officer of the Bank in January 1995, the Company agreed to enter into a change-in-control severance agreement with Mr. Gutshall (the "Severance Agreement"). The effective date of the Severance Agreement is December 19, 1996 and the initial term is five years. The Severance Agreement provides that if there is a change in control of the Company during the term of the Severance Agreement, then Mr. Gutshall shall be entitled to the same change-in-control protections and compensation as outlined in the discussion of Mr. Lewis" Employment Agreement in the immediately preceding paragraph. On February 9, 1998 the Company entered into a severance agreement with Mr. Woodson having the same effect as the Severance Agreement with Mr. Gutshall.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Larrowe & Company, P.L.C. acted as the Company's independent certified public accountants for the fiscal year ended December 31, 1999. Representatives of Larrowe & Company, P.L.C. are expected to attend the Annual Meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.


                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Company"s 2001 Annual Meeting of Shareholders must be received not later than December 15, 2000 by the Corporate Secretary at P.O. Box 2740, Roanoke, VA 24001 for inclusion in the Company"s Proxy Statement relating to that meeting.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         The Board of Directors knows of no other matter that may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxy in accordance with their judgment as to what is in the best interests of the Company.

ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company"s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the year ended December 31, 1999 is available without charge to shareholders after March 31, 2000 upon request to the Corporate Secretary at P.O. Box 2740, Roanoke, VA 24001.

                                       By Order of the Board of Directors



                                       /s/ A. Wayne Lewis
                                       -----------------------------------------
Roanoke, Virginia                      Executive Vice President, Chief Operating
March 22, 2000                              Officer and Corporate Secretary

                          VALLEY FINANCIAL CORPORATION

                              36 CHURCH AVENUE, SW
                             ROANOKE, VIRGINIA 24011

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF VALLEY FINANCIAL CORPORATION FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2000.

         The undersigned hereby appoints Douglas W. Densmore, Esq. and Kevin P. Oddo, Esq., either of whom may act, with full power of substitution, as proxy to vote all of the shares of common stock of the Company held of record by the undersigned on February 25, 2000 at the Annual Meeting of the Company to be held on April 27, 2000 and at any adjournments thereof, as designated below:

1. ELECTION OF FOUR CLASS C DIRECTORS to serve until the 2003 Annual Meeting of Shareholders.

[ ]   FOR all nominees below                 [ ]  WITHHOLD AUTHORITY
     (except as marked to the contrary below)     to vote for all nominees below

      CLASS C NOMINEES:
      Ellis L. Gutshall, Mason Haynesworth, A. Wayne Lewis and George W. Logan

     INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name on the space provided below.

--------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 ABOVE.

         The undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated March 22, 2000 with respect to the 2000 Annual Meeting.

                                              DATED                       , 2000
                                                   -----------------------
========================================================
NUMBER OF SHAREHOLDERS ATTENDING THE ANNUAL MEETING ___
========================================================

                                              ----------------------------------
                                              (SIGNATURE OF SHAREHOLDER)
========================================================
NUMBER OF SHAREHOLDERS ATTENDING THE PLAY AFTERWARD ___
========================================================

                                              ----------------------------------
                                              (SIGNATURE OF SHAREHOLDER)

         NOTE: WHEN SIGNING AS ATTORNEY, TRUSTEE, ADMINISTRATOR, EXECUTOR OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IN THE CASE OF JOINT TENANTS, EACH JOINT OWNER MUST SIGN.